UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2004
                                ----------------

                          GVI SECURITY SOLUTIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                        000-21295                           77-0436410
 --------------------------        ----------------------       ------------------------------------
(State or other jurisdiction      (Commission File Number)     (I.R.S. Employer Identification Number)
 of incorporation)



 2801 Trade Center Drive, Suite 120, Carrollton, Texas       75007
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(Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code: (972) 245-7353
                                                    --------------


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

      ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

      This Current Report on Form 8-K/A (including the exhibits hereto) amends and restates in its entirety (i) the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on November 4, 2004, and
(ii) the Current Report on Form 8-K/A filed by the Registrant with the Securities and Exchange Commission on November 10, 2004, to give effect to the terms of the securities, as currently in effect, issued in the private offering described below.

      On October 29, 2004, in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act") pursuant to Section 4(2) of the Act and Regulation D promulgated thereunder, GVI Security Solutions, Inc. (the "Company"), sold 23 "Units" for an aggregate purchase price of $1,150,000, to a group of five purchasers, all of whom are affiliates of the Company. Each Unit consists of (i) $50,000 principal amount of 12% Subordinated Secured Promissory Notes (the "Notes"), and (ii) the right to be issued warrants (the "Warrants") to purchase shares of the Company's Common Stock.

      The Notes mature on the earlier of (i) the closing of a public or private offering of the equity securities of the Company resulting in aggregate gross proceeds to the Company of at least $1,500,000 (a "Qualified Offering"); (ii) the sale of all or substantially all of the assets of the Company or the consummation of a merger of the Company in which the stockholders of the Company prior to the merger hold less than 50% of the voting power of the surviving entity following such merger, or (iii) October 29, 2005.

      The Warrants will be issued on the earlier of the closing a Qualified Offering and April 1, 2005. Each Warrant will entitle the holder thereof to purchase that number of shares of Common Stock equal to (x) the aggregate purchase price for the Units purchased by that purchaser, divided by (y) the "Exercise Price" of the Warrant. The Exercise Price of the Warrants will be the price per share of Common Stock paid by investors in the Qualified Offering; provided, that if the Warrants are issued on April 1, 2005 because a Qualified Offering has not been consummated by such date, the Exercise Price will initially be $1.50 and be subject to downward adjustment on July 1, 2005 if the Notes have not been repaid as of such date, to equal 75% of the average of the closing bid price of the Common Stock for the 10 trading days immediately preceding July 1, 2005, and be subject to further downward adjustment (if applicable) on October 1, 2005, if the Notes have not been repaid as of such date, to equal 75% of the average of the closing bid price of the Common Stock for the 10 trading days immediately preceding October 1, 2005.

      In the event the Notes have not been repaid in full on or prior to March 31, 2005, the Notes will thereafter be convertible into shares of Common Stock at an initial Conversion Price equal to $1.50 per share. The Conversion Price will thereafter be subject to downward adjustment on each of July 1, 2005 and October 1, 2005 in the same manner as the Exercise Price of the Warrants, as described above.

      Pursuant to the terms of the Subscription Agreement under which the Units were sold, the Company has granted "piggy back" registration rights with respect to the shares of Common Stock issuable upon exercise of the Warrants and conversion of the Notes (if they shall then be convertible), and the right to demand registration of such shares at any time after 180 days following the issuance of the Warrants.

      The purchasers of the Units were (i) Howard Safir, the Company's Chairman of the Board, (ii) Nazzareno E. Paciotti, a director of the Company and its Chief Executive Officer, (iii) a corporation wholly-owned by David Weiner, a director of the Company, (iv) a limited partnership of which Joseph Rosetti, a director of the Company, is the principal, and (v) an equity fund managed by Fred Knoll, a director of the Company. Each purchaser of Units was paid a closing fee equal to one percent (1%) of the purchase price paid by such purchaser for the Units.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit 4.1  Form of Subscription Agreement for Units

Exhibit 4.2  Form of Note

Exhibit 4.3  Form of Warrant

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 7, 2004                 GVI SECURITY SOLUTIONS, INC.


                                        By:  /s/ Nazzareno E. Paciotti
                                          --------------------------------------
                                          Name:  Nazzareno Paciotti
                                          Title: Chief Executive Officer and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

No.             Description

Exhibit 4.1     Form of Subscription Agreement for Units

Exhibit 4.2     Form of Note

Exhibit 4.3     Form of Warrant